Exhibit 10.2

FORBEARANCE AGREEMENT

THIS FORBEARANCE AGREEMENT (this “Agreement”), is made as of April 1, 2016, by and between EFACTOR GROUP CORP., a Nevada corporation, with its principal offices located at 340 West 42nd Street, Suite 880, New York, NY 10108 (the “Company”), MAGNA EQUITIES II, LLC, a New York corporation, with its address at 40 Wall Street, New York, New York 10005 (“Magna”) and Increasive Ventures B.V. with its principal address at Stevensweg 2, 2141 VL Vijfhuizen, The Netherlands (“IV”, each a “Lender” and together with Magna, collectively, the “Lenders”).

RECITALS

A.           The Company and Lenders entered into that certain Securities Purchase Agreement dated as of April 1, 2016 (the “Purchase Agreement”), that certain Security Agreement, dated as of April 1, 2016 (the “Security Agreement”) and that certain Stock Pledge and Security Agreement, dated as of April 1, 2016 (the “Pledge Agreement”). Capitalized terms used and not otherwise defined in this Agreement shall have the meaning set forth or provided for in the Purchase Agreement.

B.           The Company issued to Lenders the promissory notes, on the dates and upon the terms as set forth on Exhibit A hereto (the “Prior Notes”).

C.           The Company hereby acknowledges and confirms that events of default have occurred and are continuing for each of the Prior Notes by reason of the Company’s failure to (collectively, the “Specified Events of Default”) pay in full upon the respective maturity dates the outstanding principal balance of each of the Prior Notes together with accrued and unpaid interest and other amounts thereon. The Company further acknowledges and confirms that the Specified Events of Default have not been waived by the Lenders.

D.           The Company acknowledges and agrees that, as a result of the existence of the Specified Events of Default, the Lenders have the right to exercise their rights and remedies under the Prior Notes. The Company has requested, notwithstanding that the Specified Events of Default exist and are continuing under the Prior Notes and have not been waived or cured, that the Lenders forbear from exercising remedial rights on account of such Specified Events of Default during the period of time (hereinafter, the “Forbearance Period”) commencing as of the date hereof and ending on the Termination Date (as defined below).

E.           Solely with respect to the Specified Events of Default, the Lenders have agreed to forbear from exercising remedial rights under the Prior Notes, applicable law and otherwise, but only subject to and in accordance with the terms and conditions set forth herein. Except as expressly set forth in this Agreement, the agreements of the Lenders to forbear in the exercise of their respective rights and remedies under the Prior Notes in respect of the Specified Events of Default during the Forbearance Period do not in any manner whatsoever limit any right of the Lenders to insist upon strict compliance with this Agreement or the Prior Notes during the Forbearance Period or thereafter.

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F.           Nothing has occurred that constitutes or otherwise can be construed or interpreted as a waiver of, or otherwise impair, modify or limit in any respect, any rights or remedies the Lenders have or may have, arising as the result of any defaults or events of default under the Prior Notes (including the Specified Events of Default) applicable law or in equity. The Lenders’ actions in entering into this Agreement are without prejudice to the rights of the Lenders to pursue any and all remedies under the Prior Notes, pursuant to applicable law or in equity available to them in their sole discretion upon the termination (whether upon expiration thereof or otherwise) of the Forbearance Period and thereafter.

G.           Identification of the Specified Events of Default in this Agreement does not constitute an agreement by the Lenders that there are no other defaults or events of default currently existing under the Prior Notes, and the Lenders have reserved all rights and remedies with respect to any such other defaults or events of default under the Prior Notes.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and each of the Lenders agree as follows:

AGREEMENTS

1.           Incorporation of Recitals; Extension of Maturity Date; Forbearance.

(a)           Incorporation of Recitals. The Recitals to this Agreement are hereby incorporated by reference as fully set forth herein and the Company represents, warrants, and acknowledges that such Recitals are true and correct. The Company hereby acknowledges and confirms (i) the occurrence and continuance of the Specified Events of Default, (ii) that the Specified Events of Default are material in nature, (iii) that the Specified Events of Default have not been waived by the Lenders or cured by the Company, and (iv) that the Lenders are entitled to exercise all rights and remedies under the Prior Notes.

(b)          Forbearance Period. Subject to the terms and conditions herein set forth and in reliance upon the Company’s representations, acknowledgments, agreements and warranties herein contained and contained in the Purchase Agreement, the Lenders, without waiving the Specified Events of Default or the Lenders’ rights and remedies at law, or in equity relating thereto, and subject to the terms and conditions set forth herein, agree to forbear in the exercise of their rights and remedies under the Prior Notes based on the Specified Events of Default until the earlier to occur of (the “Termination Date”): (a) 5 p.m. prevailing Eastern Time on April 1, 2017; or (b) a Forbearance Event of Default (as defined hereinafter) under this Agreement. On the Termination Date, the agreement of the Lenders to forbear from exercising their respective rights and remedies under the Prior Notes based on the Specified Events of Default will automatically and immediately terminate. The Lenders’ agreement to forbear is conditional, temporary and limited in nature and shall not be deemed: (i) to preclude or prevent the Lenders from exercising any rights and remedies under the Prior Notes, applicable law or otherwise arising on account of (A) any default or event of default under the Prior Notes other than the Specified Events of Default, or (B) the Specified Events of Default from and after the Termination Date, (ii) to effect any amendment of the Prior Notes, which shall remain in full force and effect in accordance with their terms; (iii) to constitute a waiver of the Specified Events of Default or any other default or event of default under the Prior Notes (whether now existing or hereafter occurring) (each default or event of default other than any Default, an “Other Default”) or any term or provision of the Prior Notes; or (iv) to establish a custom or course of dealing among the Company and the Lenders. The Company further acknowledges and agrees that interest on the Prior Notes will continue to accrue in accordance with the terms of the Prior Notes.

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(c)          No Waiver. Nothing in this Agreement should in any way be deemed (i) a waiver of the Specified Events of Default or any Other Default or any term or provision of the Prior Notes or (ii) an agreement to forbear from exercising any rights or remedies with respect to the Specified Events of Default (except as expressly set forth herein) or any Other Default. The Lenders have not waived or released, are not by this Agreement waiving or releasing, and have no present intention of waiving or releasing, the Defaults or any Other Default, or any remedies or rights of the Lenders with respect thereto, all of which are hereby expressly reserved. Any waiver of the Specified Events of Default or any Other Default shall be effective only if set forth in a written instrument executed by each Lender and the Company.

(d)          Forbearance Events of Default. Each of the following constitutes an immediate default and event of default (a “Forbearance Event of Default”) under this Agreement and, notwithstanding anything contained in any Prior Notes, including any provisions requiring any Lender to provide the Company or any other person with prior notice or an opportunity to cure:

(i)	Any representation or warranty made by the Company in this Agreement or any document or statement furnished or to be furnished by or on behalf of the Company in connection with this Agreement is false or misleading in any material respect as of the date made.

(ii)	Failure of the Company to observe any term, condition, or covenant set forth in this Agreement.

(iii)	The validity, binding nature of, or enforceability of any material term or provision of this Agreement is disputed by, on behalf of, or in the right or name of the Company or any material term or provision of this Agreement is found or declared to be invalid, avoidable, or unenforceable by any court of competent jurisdiction.

(iv)	The occurrence of an Other Default; and,

(v)	The filing of a petition under any bankruptcy or insolvency law either by or against the Company or any Subsidiary.

2.           Acknowledgment of and Reaffirmation of Obligations. The Company hereby acknowledges, confirms and agrees that as of the date of this Agreement, the unpaid principal balance of each of the Prior Notes is as set forth on Exhibit A hereto and the accrued and unpaid interest due and owing to the Lenders on the Prior Notes is as set forth on Exhibit A hereto. The principal balanced and accrued and unpaid interest on the Prior Notes as set forth on Exhibit A hereto shall be referred to as the “Obligations.”

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3.           Consideration; Grant of Security Interests. As partial consideration for the Lenders’ forbearance and to ensure the complete and timely payment of the Obligations of the Company under the Prior Notes, now or hereafter existing from time to time, the Company has entered into the Security Agreement, pursuant to which the Company granted to the Lenders a valid and continuing first priority security interest and Lien on the Collateral (as such terms are defined in the Security Agreement) and the Pledge Agreement, pursuant to which the Company pledged all of the issued and outstanding capital stock of its Subsidiaries (as such term is defined in the Pledge Agreement) to the Lenders.

4.           Authority to File. The Company, with respect to any Collateral in which it has an interest, by this Agreement irrevocably authorizes Lenders at any time and from time to time to file in any jurisdiction any initial financing statements and amendments thereto that (i) indicate the Collateral as the collateral covered thereby, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of the applicable jurisdiction, (ii) describes the Collateral in generic terms such as “all assets” or similar description, and (iii) contain any other information required by Article 9 of the applicable Uniform Commercial Code for the sufficiency or filing office acceptance of any financing statement or amendment. The Company also ratifies its authorization for Lenders to have filed in any jurisdiction any like initial financing statements or amendments thereto if filed prior to the date of this Agreement.

5.           Representations and Warranties. In order to induce Lenders to enter into this Agreement, the Company, hereby acknowledges, represents, warrants to Lenders that:

(a)          Each of the representations and warranties made by the Company to the Lenders in each of the Purchase Agreement, the Security Agreement and the Pledge Agreement are incorporated herein by reference and remain accurate, true and correct as of the date hereof.

(b)          The Company: (i) is a corporation duly organized, validly existing and in good standing, under the laws of the State of Nevada, (ii) has all requisite corporate power and authority to own its properties and assets and to carry on its business as now being conducted, (iii) has all requisite legal and corporate power and authority to enter into this Agreement and to carry out and perform its obligations under the terms hereof.

(c)          The Company’s execution, delivery and performance of this Agreement will not violate, or conflict with or constitute a default under, the terms of (i) the Company’s certificate of incorporation or bylaws (ii), any statute, regulation, ordinance, rule of law, or (iii) agreement, contract, mortgage, indenture, bond, bill, note, judgment, order or decree of any court or arbitrator to which the Company is a party or other instrument or writing binding upon the Company or to which the Company is subject, except in the case of (iii) as would not result in a material adverse effect on the business, operations, assets, financial condition or prospects of the Company or its subsidiaries, if any, taken as a whole.

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(d)          All corporate action on the part of the Company, its officers and directors necessary for the Company’s authorization, execution and delivery of, and the performance of Company’s obligations under this Agreement has been taken, including the approval by the disinterested directors of the Company. The Company has duly executed and delivered this Agreement. This Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization or other similar laws of general application relating to or affecting the enforcement of creditors’ rights generally and (ii) the effect of rules of law governing the availability of equitable remedies.

6.           Miscellaneous.

(a)          Assignment. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors, assigns, heirs, beneficiaries and representatives of the Company and each of the Lenders; provided, however, that no party hereto may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the other parties and any prohibited assignment shall be void.

(b)          Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

(c)          Reservation of Rights. This Agreement is not (a) a waiver of or consent to a modification of any term of the Prior Notes, and (b) except as expressly set forth herein, does not prejudice any right or rights which the Lenders now have or may have in the future. The Lenders hereby reserve and preserve, and the Company hereby acknowledges and agrees that the Lenders have not waived, the Lenders’ rights and remedies under the Prior Notes, at law, and in equity with respect to the Specified Events of Default, any Forbearance Event of Default, or any other matters

(d)          Choice of Law. THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY AND PERFECTION OR THE PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST CREATED HEREBY, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

(e)          Consent to Forum. ANY LEGAL ACTION, SUIT OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY DOCUMENT RELATED THERETO SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS THEREOF, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HERETO HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH PARTY HERETO HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION, SUIT OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.

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(f)          Waiver of Jury Trial. EACH GRANTOR AND (BY ITS ACCEPTANCE OF THE BENEFITS OF THIS AGREEMENT) THE COMPANY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER TRANSACTION DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, VERBAL OR WRITTEN STATEMENT OR OTHER ACTION OF THE PARTIES HERETO.

(g)          Counterparts; Effectiveness. This Agreement and any amendments, waivers, consents, or supplements may be executed in any number of counterparts in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto. Delivery of an executed counterpart of a signature page to this Agreement, any amendments, waivers, consents or supplements by Facsimile shall be as effective as delivery of a manually executed counterpart thereof.

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IN WITNESS WHEREOF, this Agreement is executed and delivered as of the date first written above.

EFACTOR GROUP CORP.

By:	/s/ Mark Noffke
Name: Mark Noffke
Title: Chief Financial Officer

MAGNA EQUITIES II, LLC

By:	/s/ Joshua Sason
Name: Joshua Sason
Title: Managing Member

INCREASIVE VENTURES B.V.

	By:	/s/ Ad Prins
Name: Ad Prins
Title: Managing Director

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EXHIBIT A

Note	Issue Date	Principal Amount	Maturity Date
Increasive Ventures BV	7/31/2015	1,250,000.00	12/31/2015
Magna Tranche I Convertible Note	3/2/2015	175,000.00	3/1/2016
Magna Tranche I Third Party Note Purchase	3/2/2015	200,000.00	3/1/2016
Magna Tranche II Convertible Note	3/15/2015	15,000.00	3/14/2016
Magna Tranche III Convertible Note	3/27/2015	29,500.00	3/26/2016
Magna Tranche IV Third Party Note Purchase	4/8/2015	200,000.00	4/7/2016
Magna Tranche V Convertible Note	5/1/2015	53,000.00	4/30/2016
Magna Tranche VI Third Party Note Purchase	5/22/2015	200,000.00	5/21/2016
Magna Tranche VII Convertible Note	5/27/2015	85,000.00	5/26/2016